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Exhibit 10.12.3

AMENDMENT NO. 3
TO
DISPLAYTECH, INC.
1998 STOCK INCENTIVE PLAN

        The Displaytech, Inc. (the "Company") 1998 Stock Incentive Plan is hereby amended as follows:

Section VI.A. Aggregate Number of Shares

          The first sentence of Section VI.A. shall be deleted in its entirety and the following shall be inserted in lieu thereof: "Subject to Article IX, the aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 2,148,241."

        Except as modified herein, the 1998 Stock Incentive Plan shall remain in full force and effect as originally adopted by the Board of Directors and the stockholders of the Company effective October 12, 1998 and amended August 15, 2001 and April 30, 2004.

Certification

        The foregoing Amendment No. 3 to Displaytech, Inc. 1998 Stock Incentive Plan was adopted by the Board of Directors of the Company at a special meeting held on July 22, 2004.

/s/ RICHARD D. BARTON
Richard D. Barton President and Chief Executive Officer

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AMENDMENT NO. 3 TO DISPLAYTECH, INC. 1998 STOCK INCENTIVE PLAN